Exhibit 99.1

FOR IMMEDIATE RELEASE

R1 RCM to Restate Certain Previously Issued Financial Statements Due to Errors in Accounting for Expenses Associated with Historical Acquisitions

No Material Impact on 2023 Financial Results; Reaffirms 2023 Outlook

No Impact on Cash or Business Operations

MURRAY, Utah – November 13, 2023 – R1 RCM Inc. (NASDAQ: RCM) (“R1”), a leading provider of technology-driven solutions that transform the patient experience and financial performance of healthcare providers, today announced its decision to restate its previously issued financial statements for the years ended December 31, 2022 and 2021 and interim periods, as well as for the first two quarters of 2023.

Immediately prior to the scheduled filing of its Form 10-Q for the third quarter 2023, R1 identified errors related to the accounting for certain acquiree compensation costs (e.g., transaction bonuses and accelerated equity award vesting) incurred as a result of historical acquisitions. These expenses should have been recorded as “Other expenses” within the consolidated statements of operations and comprehensive income and instead were included in the purchase price allocations and ultimately recorded as goodwill in the consolidated balance sheets. R1 has determined that the drivers of the corrections are acquiree compensation expenses equal to approximately $7.8 million for 2022 and $8.4 million for 2021. As part of the restatement process, other less significant previously identified immaterial adjustments that were not recorded in the proper period will also be adjusted. Based on information currently available, R1 does not expect a material impact to 2022 and 2021 revenue or Adjusted EBITDA.

No Material Impact on 2023 Financial Results or Outlook; No Impact on Cash or Business Operations

The accounting errors are not expected to have a material impact on R1’s previously reported results of operations for the first three quarters of 2023, or on its 2023 outlook. R1 continues to expect to achieve its 2023 targets, including delivering revenue of $2,255 million to $2,275 million, GAAP operating income of $130 million to $140 million and Adjusted EBITDA of $600 million to $615 million. In addition, this matter has no impact on R1’s cash or business operations. It is important to note that the accounting errors did not result from any override of controls or misconduct, nor has the Audit Committee been informed of any issues related to an override of controls or misconduct.

“This technical accounting issue was proactively identified by R1’s internal team, at which time we immediately took action to identify any potential impact on past financial statements in conjunction with our auditors, Ernst & Young,” said Lee Rivas, chief executive officer of R1. “At this time there is no expected material impact on our 2023 results of operations or outlook. As we look ahead, we remain confident in our ability to deliver on our 2023 outlook and drive long-term value through our excellent provider relationships, commitment to innovation and continued customer growth.”

Additional information relating to the restatement is available in the Company’s Current Report on Form 8-K filed today.

Forward-Looking Statements

This press release contains “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events, including among other things statements regarding the Company’s intent to restate its prior consolidated financial statements for the applicable non-reliance periods, the estimated impact of adjustments to the financial statements for the applicable non-reliance periods, the impact of the Company’s material weakness in internal control over financial reporting and the Company’s disclosure controls and procedures on its financial statements and other public disclosures, the anticipated timing for filing the Company’s restated reports and the Form 10-Q for the third quarter of 2023 and related matters. These statements are often identified by the use of words such as “anticipate,” “believe,” “contemplate,” “designed,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “outlook,” “plan,” “predict,” “project,” “see,” “seek,” “target,” “would” and similar expressions or variations or negatives of these words, although not all forward-looking statements contain these identifying words. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of the Company’s management and are not predictions of actual performance. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of uncertainties, risks and changes in circumstances, including but not limited to risk and uncertainties related to: (i) our failure to promptly restate the financial statements for the applicable non-reliance periods and file the required reports with the Securities and Exchange Commission (the “SEC”) and (ii) the impact of the restatements of the financial statements on the price of our common stock, our reputation, our relationships with our investors, suppliers, customers, employees and other parties. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the heading “Risk Factors” in the Company’s annual report on Form 10-K for the year ended December 31, 2022 and any other periodic reports that the Company may file with the SEC. Subsequent events and developments, including actual results or changes in the Company’s assumptions, may cause the Company’s views to change. The Company assumes no obligation and does not intend to update these forward-looking statements, except as required by law. You are cautioned not to place undue reliance on such forward-looking statements.

Non-GAAP Financial Measures

In order to provide a more comprehensive understanding of the information used by R1’s management team in financial and operational decision making, the Company supplements its GAAP consolidated financial statements with certain non-GAAP financial measures, including adjusted EBITDA. Adjusted EBITDA is defined as GAAP net income (loss) before net interest income/expense, income tax provision/benefit, depreciation and amortization expense, share-based compensation expense, CoyCo 2, L.P. share-based compensation expense, and certain other items, including business acquisition costs, integration costs, technology transformation, strategic initiatives, the global business services center expansion project in the Philippines and facility-exit charges.

Our board of directors and management team use adjusted EBITDA as (i) one of the primary methods for planning and forecasting overall expectations and for evaluating actual results against such expectations and (ii) a performance evaluation metric in determining achievement of certain executive incentive compensation programs, as well as for incentive compensation programs for employees.

Table 1 presents a reconciliation of Adjusted EBITDA guidance to GAAP operating income guidance. Non-GAAP measures should be considered in addition to, but not as a substitute for, the information prepared in accordance with GAAP.

About R1 RCM

R1 is a leading provider of technology-driven solutions that transform the patient experience and financial performance of healthcare providers. R1’s proven and scalable operating models seamlessly complement a healthcare organization’s infrastructure, quickly driving sustainable improvements to net patient revenue and cash flows while reducing operating costs and enhancing the patient experience. To learn more, visit: r1rcm.com.

Contact:

R1 RCM Inc.

Investor Relations:

Evan Smith, CFA

516-743-5184

investorrelations@r1rcm.com

Media Relations:

Allison+Partners

Amanda Critelli

R1PR@allisonpr.com

Table 1

R1 RCM Inc.

Reconciliation of GAAP Operating Income Guidance to Non-GAAP Adjusted EBITDA Guidance (Unaudited)

(In millions)

2023E
GAAP Operating Income Guidance	$130-140
Plus:
Depreciation and amortization expense	$275-285
Share-based compensation expense	$65-70
CoyCo 2 share-based compensation expense	$7-8
Strategic initiatives, severance and other costs	$115-120

Adjusted EBITDA Guidance	$600-615